INVESTOR PRESENTATION JUNE 2019

FORWARD-LOOKING STATEMENT Some information provided in this document will be forward-looking, and accordingly, is subject to the Safe Harbor provisions of the federal securities law. These statements include, but are not limited to, statements regarding future revenues, gross margin, selling, general and administrative expenses, operating income and operating margin, income tax expense, capital expenditures, business prospects and product pipeline and the potential impact of proposed footwear tariffs on certain U.S. imports. We caution you that these statements are subject to a number of risks and uncertainties described in the Risk Factors section of the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”). Accordingly, all actual results could differ materially from those described in this presentation. Those viewing this presentation are advised to refer to Crocs' Annual Report on Form 10-K, as well as other documents filed with the SEC for the additional discussions of these risk factors. Crocs is not obligated to update these forward-looking statements to reflect the impact of future events. 2

AGENDA

- Positioned for Growth……………………………………………………4
- Financial Information…………………………………………………17
- Key Investment Considerations………………………………...……21
- Appendix…………………………………………………………………24

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POSITIONED FOR GROWTH 4

A POWERFUL BRAND POSITIONED FOR GLOBAL GROWTH Scale Brand: Iconic Product: Democratic Brand: Top 10 For men, non-athletic The Classic Clog women, global footwear brand and kids Globally Recognized: Global Reach: World Class Talent: Global Aided Driving product ~65% Brand Awareness Distributed in and marketing over 90 countries innovation 5

REPOSITIONED FOR LONG-TERM SUCCESS 1 2 3 Simplify the Business to Improve the Quality of Generate Sustainable, Reduce Costs Revenues Profitable Revenue Growth Heavy Lifting Substantially Revenue Base Substantially Confident in Pathway to Complete More Profitable Growth Confident in Pathway to Growth 6

SUSTAINABLE AND PROFITABLE GROWTH PLAN Product & Channel Region Marketing 1 2 3 • Clogs: Innovate & grow • E-commerce: double digit • Asia: largest long-term clog relevance growth continues growth potential • Sandals: Significant long • Wholesale: greatest • Americas: strong growth term growth potential growth opportunities within momentum e-tail accounts and • Visible Comfort distributors Technology • Retail: prioritize outlets - • Personalization the most profitable format • Powerful global social 7 and digital marketing

GROW CLOG RELEVANCE • Market leader in $4B* growing global category • Grew clog revenues by 13% in 2018 to ~55% of footwear sales ‒ 1Q19 sales grew 11.5% to ~56% of footwear sales • Strategic goal: drive Clog Relevance by ‒ Impactful collaborations ‒ Trend right colors and graphics ‒ Relevant licenses ‒ Personalization with expanded Jibbitz charms • Highest gross margin silhouette * Internal Estimate 8

# SANDALS: SIGNIFICANT LONG-TERM GROWTH OPPORTUNITY

- $23B* fragmented global casual sandal** market with no clear market leader
- Grew sandal revenues by 19% in 2018 to ~23% of footwear sales
  - On top of 26.4% growth in 2017
  - 1Q19 sales grew 11.8% to ~27% of footwear sales; 8th consecutive quarter of double digit revenue growth
- A significant long-term growth opportunity
  - Clear adoption by the core Crocs consumer
  - Focus on women: 2/3 of the market - gateway for new consumers
  - Play in multiple wearing occasions; essential, active & style
  - Leverage global distribution
  - Boost marketing support to increase Sandal Awareness

Essential, e.g. CrocBand Flip:



Active, e.g. Swiftwater:



Style, e.g. Sloane:



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* Internal Estimate; ** includes flips and slides

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INVEST IN NEW, VISIBLE COMFORT TECHNOLOGY • Our LiteRide™ collection features foam footbeds, our latest breakthrough in world-class comfort. Engineered to make you feel sensational on every step along life’s winding path. ‒ Next generation LiteRide™ foam insoles are super-soft, incredibly lightweight, and extraordinarily resilient; soft, flexible Matlite uppers feel broken-in from day one; Croslite™ foam outsoles provide durable, all-day support and comfort • Our Reviva™ collection features molded air bubbles that align with a foot pressure map, providing a unique comfortable and gentle massaging and bounce effect ‒ Croslite ™ foam construction provides all-day support and comfort 10

PERSONALIZATION WITH JIBBITZ CHARMS • Jibbitz Charms: an important part of our brand proposition ‒ Personalization is a global trend that continues to grow in relevance ‒ Jibbitz provide consumers with a fun and unique way to make each pair of clogs their very own by personalizing the clog “blank canvas” ‒ Driving increases in clog sales 11

OUR GROWTH WILL BE IGNITED BY POWERFUL GLOBAL SOCIAL & DIGITAL MARKETING BRAND AMBASSADORS • Evolving Come As You Are campaign to incorporate impactful local brand ambassadors and influencer activations • Focusing on driving clog relevance and sandal awareness • Expanding digital reach and engagement in top five markets through increased investment COLLABORATIONS • Driving further brand heat and relevance through collaborations • Improving social engagement thru locally relevant platforms 12

DOUBLE DIGIT E-COMMERCE GROWTH CONTINUES Primary focus on company owned e-commerce and controlling E-COMMERCE REVENUE brand presence on key marketplaces • E-commerce: Crocs operated e-commerce sites ‒ Fast growing distribution channel driven by global consumer adoption and more effective digital marketing 15% CAGR ‒ Investment in people and technologies to elevate consumer experience • Marketplaces: Expanding direct participation in leading global marketplaces ‒ Controlling and elevating brand representation ‒ Winning digital channel ‒ Active on 11 marketplaces; 3 of which were added in 1Q19 2014 15 16 17 18 13

E-TAIL AND DISTRIBUTORS DRIVE WHOLESALE • E-tailers and distributors represent approximately 2018 DISTRIBUTOR FOOTPRINT half of the global wholesale business • Multibrand e-tailers are gaining share globally ‒ Crocs: achieving consistent double-digit e-tail growth ‒ Elevating the brand representation ‒ Clear product segmentation ‒ Investing in on-site marketing • Distributors represent Crocs in large but often under penetrated markets Region # of distributors* ‒ Strong portfolio of leading distributors Americas 8 ‒ Close alignment to Crocs product and marketing Asia 15 strategies EMEA 31 *Excludes partners operating stores in Company-operated countries 14

PRIORITIZE OUTLET GROWTH WITHIN RETAIL • Retail fleet has been rightsized and majority is STORE COUNT now focused on outlet stores; ended 1Q19 with 372 stores 585 559 558 • Outlet merchandising strategy has been 447 repositioned to majority “Built for Outlet” assortments 383 • In Americas, outlet fleet is well positioned and focus will be on comp stores growth Non-Outlet • In EMEA, modest full price store closings will continue; have growth opportunities in leading outlet centers Outlet • In Asia, primary outlet growth will be in Japan 2014 15 16 17 18 and China 15

ASIA IS LARGEST GROWTH OPPORTUNITY Asia – Most opportunity for growth • Increase brand recognition GLOBAL CLOG & SANDAL FOCUS • Optimize China opportunity • Strong e-commerce growth and rapid marketplace expansion • Multichannel growth in direct markets: China, India, Japan and South Korea • Strong growth and incremental penetration in distributor markets Americas – The largest region • Maximize clog growth and expand sandal penetration at wholesale • Leverage leading position with major e-tailers • Continued strong e-commerce growth EMEA – The most diverse region • Maximize digital commerce with a focus on e-tail and marketplaces • Drive wholesale growth through distributors 16

FINANCIAL INFORMATION 17

# RECENT FINANCIAL RESULTS

## FULL YEAR 2018

A very successful year:

- Robust revenue growth
  - 6.3% growth despite store closures and business model changes reducing revenues by ~$60M
- Improved the quality of revenues
  - Fewer and narrower promotions and less liquidation
- Simplified the business to reduce costs
  - Right sized store fleet and associated overhead
  - Closed owned manufacturing facilities
- Strengthened our balance sheet
  - Generated strong free cash flow, increased borrowing capacity and eliminated preferred shares
- Repurchased 3.6M common shares on the open market for ~$63M; average cost/share of $17.42
- 5.8% EBIT margin; up ~400 bps as progress continues towards a double digit EBIT margin

## 1Q 2019

A great start to 2019:

- Revenues: $295.9M, up 4.5%
  - On a constant currency basis and excluding $6M impact of store closures, up more than 11%
- Adjusted Gross Margin*: 46.9%, down 250 bps
  - Negatively impacted by currency (140 bps). Also, by higher freight and DC, which will be partially mitigated by the Americas DC relocation
- Adjusted SG&A Rate*: 35.3% of revenues, an improvement of 410 bps
- Adjusted income from operations* rose 21.5% and adjusted operating margin* rose to 11.7% from 10.0%. Adjusted EPS* rose 57% to $0.36
- Share repurchase authorization increased from $500M to $1B; ~$600M remains available for future repurchases

*See reconciliation to GAAP equivalents in Appendix

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2Q 2019 FINANCIAL GUIDANCE (AS OF 5/7/19) • Revenues: $350 - $360M vs. $328.0M in 2Q18 ‒ Expecting a negative currency impact of ~$10M and store closures to reduce revenues by ~$6M ‒ Positively impacted by the Easter shift, which results in DTC sales associated with the holiday shifting into Q2, and negatively impacted by ongoing constraints on Classic clog inventory as a result of accelerating demand • Gross margin: ~51% compared to 55.3% in 2Q18, with the decline due to: ‒ Non-recurring charges related to the new DC, which are expected to reduce gross margin by ~120 bps, ‒ ~150 bps of currency headwind, and ‒ ~ 160 bps combined impact from higher freight costs and higher Americas DC operating costs • SG&A: ~40% of revenues compared to 44.0% in 2Q18 ‒ Includes a significant increase in marketing ‒ Includes non-recurring charges of ~$2M compared to $8.45M in 2Q18 19

FULL YEAR 2019 GUIDANCE (AS OF 5/7/19) • Revenues: Increase 5-7% over $1,088.2M in 2018 ‒ Negative currency impact of ~$25M and store closures to reduce revenues by ~$20M • Gross margin ~49.5% vs. 51.5% in 2018 ‒ Non-recurring charges related to the new DC are expected to reduce gross margin by ~100 bps, but are expected to be recouped in 2020 ‒ ~130 bps of currency headwind, partially offset by favorability from manufacturing shut downs and product mix • SG&A: ~41% of revenues compared to 45.7% in 2018 ‒ Includes $3M-$5M of non-recurring charges compared to $21.1M in 2018 • Operating income margin: ~ 8.5% compared to 5.8% in 2018; excluding all non- recurring charges, anticipate achieving our interim target of a LDD operating margin • CAPEX: ~$65M compared to $12M in 2018; investing to drive operational efficiencies, improve the customer experience and enable future growth ‒ Includes ~$35M for the new DC; balance for IT and infrastructure investments, some of which were deferred from last year, and routine spend 20

ESTIMATED IMPACT OF TARIFFS (AS OF JUNE 2019) Current U.S. Sourcing Mix Expected U.S. Sourcing Mix in 2020 ~30% from <10% from China: China: subject to subject to additional additional 25% tariff 25% tariff > 90% not ~70% not subject to subject to additional additional tariffs tariffs China ROW China ROW • Approximately 40% of global revenues come from the U.S. • Assuming China footwear tariffs take effect on August 1st, the cost would be ~$5 million for the remainder of 2019 • Balancing need to increase Classic clog production against our multi-year objective of reducing China-based manufacturing • Based on current year guidance, U.S. product sourced in China will be <10% for 2020 • Currently evaluating additional mitigation plans 21

KEY INVESTMENT CONSIDERATIONS 22

KEY INVESTMENT CONSIDERATIONS Successful business transformation will An unmistakable icon recognized A powerful global brand with a drive further increases in shareholder around the world large, democratic consumer base value • Growing revenues and gross margin while reducing SG&A; a sustainable, profitable business model • Clear path to a double digit operating margin Management team with deep industry experience and essential One of the world’s 10 largest • Strong balance sheet skills non-athletic footwear brands 23

APPENDIX 24

NON-GAAP RECONCILIATION 25

NON-GAAP RECONCILIATION 26

HIGHLIGHTS OF BLACKSTONE DEAL • Background: In 2014, Blackstone invested $200M in Crocs Preferred Shares ‒ Earned 6%/$12M dividend annually and a net income allocation in any quarter with positive earnings ‒ Convertible at $14.50/sh into ~13.8M shares of Common Stock. Crocs could only force conversion if the stock traded at $29 for 20 consecutive trading days. • December 2018 Transaction: Four Key Elements ‒ 50% of the preferred was redeemed at a price equivalent to $26.64 per share ($183.7M) ‒ 50% of the preferred was converted into 6.9M shares of common; Blackstone agreed to a nine month lock-up ‒ Blackstone representatives remain on the Crocs Board, their right to nominate future directors fell from two to one ‒ Crocs made a one-time $15M payment to Blackstone; amount equals the preferred dividend that would have been payable between 10/1/18 and 12/31/19 • Benefits of the Transaction ‒ The $12M annual dividend and the preferred share allocation ended immediately. ‒ 6.9M shares of common were effectively repurchased in one transaction. Crocs acquired a large block of its common stock without the price uncertainty and volume limitations associated with open market purchases. ‒ Blackstone signaled its ongoing confidence in Crocs’ future by agreeing to an extensive lock-up; Crocs benefits from Blackstone’s continued Board participation and expertise. • 4Q18 and 2018 Impact ‒ In the 4th quarter of 2018, the Company recorded $120M of preferred share dividend and dividend equivalents in connection with the transaction along with other non-recurring charges. These amounts had a material negative impact on our GAAP net income (loss) attributable to common stockholders and net income (loss) per common share for the quarter and full year. See the Company’s February 28, 2019 press release for further details and a reconciliation of GAAP to non-GAAP results. 27

FRAMEWORK FOR A LDD OPERATING MARGIN Drive Double Digit E-commerce and Modest 1 Wholesale Revenue Growth Sustainable Gross Margin in the 2 Low 50% Range Core Molded Product generates high quality revenue SG&A in the Low 40% Range 3 Leverage SG&A over growing revenue base 28